SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 October 6, 2000


                              Sporting Magic, Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                0-25247                            95-4675095
       (Commission File Number)         (IRS Employer Identification No.)


        17337 Ventura Boulevard, Suite 224, Encino, CA 91316
           (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 784-0040



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Item 1.    CHANGES IN CONTROL OF REGISTRANT.
           --------------------------------

     Effective at noon, Friday, October 6, 2000, the March 20, 2000, acquisition agreement between registrant, Sporting Magic, Inc., a Delaware corporation (under its former name Advanced Knowledge, Inc., hereinafter "Sporting Magic") and Soccer Magic Inc., a privately owned Ontario corporation ("Soccer Magic")(the "Acquisition Agreement") was rescinded pursuant to its terms. These terms, including the rescission provisions have been previously reported in Sporting Magic's prior filings.

     As an immediate result of the rescission of the Acquisition Agreement, Sporting Magic's Board of Directors, its officers and majority shareholder reverted to the same as just prior to the Acquisition Agreement.

     The resignations of Manny Gross, as a Director and the Chief Executive Officer, Myron Grunberg, as a Director and President, and Brian Rattenbury, as a Director, Secretary and Chief Financial were being held in escrow pending, among other things, Sporting Magic's completion of private placement of common stock raising $2.7 million (the "Private Placement"). The Private Placement deadline was waived up to noon, Friday, October 6, 2000 and when Soccer Magic, Mr. Gross, Mr. Grunberg and Mr. Rattenbury, failed to satisfy the Private Placement
Deadline, Mr. Buddy Young, acting for the benefit of the Sporting Magic shareholders, gave notice to the escrow agent of rescission. The rescission is immediate, binding, and final.

     Concurrently, Sporting Magic's former officers and directors (members of the board and officers prior to the March 20, 2000 close of the Acquisition Agreement) were automatically reinstated. Their election and acceptance of the officer and director positions were also held in escrow and became effective at noon, Friday, October 6, 2000.

     Accordingly, Buddy Young is now a Director, President, Chief Executive Officer and Chief Financial Officer of Registrant, L. Stephen Albright is now a Director and the Secretary and Dennis Spiegelman is a Director.

     As of July 31, 2000, Sporting Magic had 16,800,000 shares of common stock issued and outstanding. 10,000,000 of these shares were issued to the shareholders of Soccer Magic in exchange for 100% of the issued and outstanding shares of Soccer Magic. As a consequence of the rescission, the escrow holder will return 100% of the Soccer Magic shares to the Soccer Magic shareholders and return the 10,000,000 Sporting Magic shares to Sporting Magic. Sporting Magic will then cancel the 10,000,000 shares.

         Prior the execution of the Acquisition Agreement, Mr. Buddy Young beneficially owned 1,976,147 shares of Sporting Magic's common stock, which represented 32.94% of the 6,000,000 shares then outstanding. Effective at the closing of the Acquisition Agreement, Sporting Magic issued 10,000,000 shares of its common stock to the former shareholders of Soccer Magic. As a

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consequence,  Mr.  Young's  beneficial  ownership  was  reduced to 12.35% of the
16,000,000 shares now outstanding. Subsequent thereto, Sporting Magic issued another 800,000 shares of common stock, which will remain issued and outstanding following the recission of the Acquisition Agreement. Thus, as of July 31, 2000, Mr. Young beneficial's ownership percentage in Sporting Magic was reduced to 11.76%.

     With the return and cancellation of the 10,000,000 that were issued to Soccer Magic's shareholders, the total number of issued and outstanding shares of Sporting Magic, after the October 6, 2000 rescission, was 6,800,000. Mr. Young's beneficial ownership percentage in Sporting Magic as of October 6, 2000 is 29%.

     As a group, Mr. Grunberg, Mr. Gross and Mr. Rattenbury owned a collective 6,351,668 shares in Sporting Magic, all of which were cancelled effective upon the October 6, 2000 rescission. Consequently, these former directors and officers, as a group, had a total of 6,351,668 shares, or 39.70% of Sporting Magic's shares, cancelled as part of the rescission.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.
           ------------------------------------

     The rescission of the Acquisition Agreement resulted in the reversal of the transaction under which Soccer Magic became a wholly owned subsidiary of Sporting Magic. Consequently, the assets and liabilities of Sporting Magic shall be returned to Soccer Magic as it severs its relationship with Sporting Magic as Soccer Magic returns to becoming a corporation totally independent of Sporting Magic. As a result of the rescission, Soccer Magic is no longer a wholly owned subsidiary of, related to or an affiliate of Sporting Magic.

     As further required by the rescission, all the Soccer Magic shares acquired by Registrant will be returned to the current Soccer Magic shareholders, and the Sporting Magic shares issued to the Soccer Magic shareholders will be returned to Sporting Magic for cancellation.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.
           --------------------------

     NOT APPLICABLE

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a) Effective upon the filing of this report, Sporting Magic has engaged Farber & Hass, LLP ("Farber & Hass") as its new principal accountants. Prior to the filing of this report, Farber & Hass was not consulted on any of the matters requiring disclosure under Item 304(a)(2) of Regulation S-B.

     Farber & Hass has been requested to review this disclosure and has been given the opportunity to furnish a letter addressed to the Commission as required by Regulation S-B, but has

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informed Sporting Magic that it does not plan to provide such a letter.

     (b) Upon Sporting Magic's acquisition of Soccer Magic on March 20, 2000, Sporting Magic engaged Grant Thornton, LLP ("Grant Thornton") to serve as Sporting Magic's principal accountants and to audit Sporting Magic's financial statements. Prior to March 20, 2000, Farber & Hass were Sporting Magic's principal accountants.

     None of the reports of Farber & Hass on Sporting Magic's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, nor were any modified as to uncertainty, audit scope, or accounting principles. During the period of March 20, 2000 through October 6, 2000 (the "Interim Period"), Grant Thornton did not revise any of Sporting Magic's financial statements for the past two years, nor did Grant Thornton modify any of the reports as to uncertainty, audit scope, or accounting principles. Also during the Interim Period, Grant Thornton did not issue any audited reports. However, Grant Thornton did review the financial statements/information provided by Sporting Magic in its April 30, 2000 and July 31, 2000 quarterly reports on Form 10-QSB.

     The decision to dismiss Grant Thornton was approved by the board of directors of Sporting Magic on October 10, 2000. There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to such firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     Sporting Magic has provided Grant Thornton with a copy of this disclosure and has requested that they furnish Sporting Magic with a letter addressed to the Commission stating whether they agree with this disclosure and, if not, stating the respects in which they do not agree. Grant Thornton has informed Sporting Magic verbally that it does agree with this disclosure. However, as of the date of this filing, Grant Thornton has not provided Sporting Magic with a letter to the Commission confirming its agreement. Should Grant Thornton provide such a letter in the future, Sporting Magic will file an amended Form 8-K and include the letter as an exhibit.

Item 5.    OTHER EVENTS.
           ------------

     As reported elsewhere in this Form 8-K, the March 20, 2000 Acquisition Agreement between Sporting Magic and Soccer Magic has been rescinded. The results of such rescission include, among other things, a change in management, directors, Sporting Magic's accountants and the total number of issued and outstanding shares of Sporting Magic.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.
           --------------------------------------

     Effective upon the October 6, 2000 rescission, Sporting Magic's Board of Directors changed. Mr. Grunberg, Mr. Gross and Mr. Rattenbury all resigned as officers and directors of Sporting Magic

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and Mr.  Buddy  Young,  Mr.  Steve  Albright  and  Mr.  Dennis  Spiegelman  were
automatically   appointed  to  Sporting   Magic's  Board  of  Directors.   These
resignations and appointments were held in escrow pending Sporting Magic's satisfaction of certain post acquisition requirements. When Sporting Magicfailed to satisfy these requirements, the rescission became effective and the escrow released the resignations and appointments, all of which became effective upon notice of rescission.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     NOT APPLICABLE


Item 8.  CHANGE IN FISCAL YEAR.
         ---------------------

     NOT APPLICABLE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SPORTING MAGIC, INC.
                                                        (Registrant)


Date: October 13, 2000                             By:  /s/ Buddy Young
                                                         ----------------
                                                         Buddy Young,
                                                         President




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